SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 4, 2005

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11 Hurley Street, Cambridge, MA 02141

(Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (617) 234-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1 AGENCY AGREEMENT DATED AS OF JANUARY 4, 2005
EX-4.1 FORM OF AGENT'S WARRANT
EX-10.1 FORM OF INVESTOR PURCHASE AGREEMENT

Item 8.01 Other Events

     Concurrently with filing this current report on Form 8-K, Biopure Corporation is filing a prospectus supplement to its existing shelf registration statement on Form S-3 (File No. 333-114559) in connection with a “best efforts” public offering by the Company of shares of its Class A common stock. The Company has executed an agency agreement, dated as of January 4, 2005, with C.E. Unterberg, Towbin, LLC, its agent for this best efforts offering.

     The purpose of this report is to file as exhibits, in connection with this best efforts offering, the agency agreement and the form of agent’s warrant and investor purchase agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

1.1	Agency Agreement, dated as of January 4, 2005, between Biopure Corporation and C.E. Unterberg, Towbin, LLC

4.1	Form of Agent’s Warrant

10.1	Form of Investor Purchase Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPURE CORPORATION

Dated: January 5, 2005	By:	/s/ Francis H. Murphy

Francis H. Murphy
Chief Financial Officer